EXHIBIT 10.2
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                 Carlyle Real Estate Limited Partnership-XIII
                          c/o JMB Realty Corporation
                           900 North Michigan Avenue
                            Chicago, Illinois 60611


                               September 3, 1997



Parkway Properties, L.P.
One Jackson Place
188 East Capitol Street, Ste. 1000
Jackson, Mississippi 39201-2195
Attention:  Mr. David Fowler


      Re:   FIRST TENNESSEE PLAZA


Ladies and Gentlemen:

      Reference is made to that certain Purchase Agreement (the
"Agreement") dated as of August 20, 1997, by and between Carlyle Real Estate Limited Partnership-XIII, an Illinois limited partnership
("Seller"), and Parkway Properties, L.P., a Delaware limited partnership ("Buyer"). Initially capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

      In consideration of the mutual promises and undertakings of the parties, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

      1. EXTENSION OF CLOSING DATE. Notwithstanding anything to the contrary set forth in the Agreement, the Closing Date is hereby extended until September 19, 1997.

      2. COUNTERPARTS. This letter agreement may be executed in counterparts, each of which shall be deemed an original, and all of which shall together constitute one letter agreement.

      Please indicate your consent to the foregoing by signing where noted below.

                         Very truly yours,

                         CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XIII, an Illinois limited partnership

                         By:   JMB REALTY CORPORATION,
                               a Delaware corporation,
                               Corporate General Partner

                               By:
                                     --------------------------------
                                     Name:
                                           --------------------------
                                     Title:
                                           --------------------------


AGREED TO AS OF
SEPTEMBER __, 1997

PARKWAY PROPERTIES, L.P.,
a Delaware limited partnership

By:   PARKWAY PROPERTIES GENERAL
      PARTNERS, INC.,
      a Delaware corporation,
      its General Partner

      By:
            --------------------------------
            Name:
                  --------------------------
            Title:
                  --------------------------

      By:
            --------------------------------
            Name:
                  --------------------------
            Title:
                  --------------------------


cc:   Mr. James Shaw
      Steven Hendrix, Esq.
      Mr. James Abbey
      Robert D. Jaffe, Esq.